Exhibit 4.2

OFFICERS’ CERTIFICATE

The undersigned, NVIDIA Corporation, a Delaware corporation (the “Company”), hereby certifies through Colette M. Kress, its Executive Vice President and Chief Financial Officer, and Chris Ginieczki, its Vice President and Treasurer, pursuant to Sections 2.1, 2.3, 2.4 and 11.5 of the Indenture, dated as of September 16, 2016 (the “Indenture”), by and between the Company, as Issuer, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, as follows:

1. The form and terms of the 4.250% Notes due 2028 (the “2028 Notes”), as set forth on Annex A attached hereto, the form and terms of the 4.350% Notes due 2029 (the “2029 Notes”), as set forth on Annex B attached hereto, the form and terms of the 4.500% Notes due 2031 (the “2031 Notes”), as set forth on Annex C attached hereto, the form and terms of the 4.750% Notes due 2033 (the “2033 Notes”), as set forth on Annex D attached hereto, the form and terms of the 4.950% Notes due 2036 (the “2036 Notes”), as set forth on Annex E attached hereto, the form and terms of the 5.550% Notes due 2046 (the “2046 Notes”), as set forth on Annex F attached hereto and the form and terms of the 5.625% Notes due 2056 (the “2056 Notes”), as set forth on Annex G attached hereto have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2. The undersigned have read the Indenture.

3. The statements made in this certificate are based upon an examination of the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes to be governed by the Indenture, upon an examination of and familiarity with the Indenture, upon our general knowledge of and familiarity with the operations of the Company and upon the performance of our duties as officers of the Company.

4. In the opinion of the undersigned, they have made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not the covenants and conditions provided for in the Indenture relating to the issuance, authentication and delivery of each of the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes have been complied with.

5. In the opinion of the undersigned, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the issuance, authentication and delivery of each of the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes have been complied with.

This Officers’ Certificate and any document delivered in connection with this Officers’ Certificate shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Officers’ Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned have caused this certificate to be executed by its duly authorized officers as of this 18th day of June, 2026.

NVIDIA CORPORATION

By:	/s/ Colette M. Kress
	Name:	Colette M. Kress
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ Chris Ginieczki
	Name:	Chris Ginieczki
	Title:	Vice President and Treasurer

[Signature Page to Officers’ Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.250% Notes due 2028” (the “2028 Notes”).

2.

Initial Aggregate Principal Amount. The 2028 Notes shall be limited in initial aggregate principal amount to $3,500,000,000 (except for 2028 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2028 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2028 Notes is payable is June 15, 2028.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2028 Note shall bear interest from June 18, 2026 at 4.250% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2028 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2028 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2028 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2028 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2028 Notes shall be payable, and the transfer of the 2028 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2028 Notes register; provided, however, that while any 2028 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2028 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. At any time prior to maturity, the 2028 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2028 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. Notwithstanding the foregoing, installments of interest on the 2028 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2028 Notes held in book-entry form, be transmitted electronically) to Holders of the 2028 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2028 Notes or a satisfaction and discharge of the 2028 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2028 Notes or portions thereof called for redemption. If less than all of the 2028 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2028 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2028 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the 2028 Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date of the 2028 Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date of the 2028 Notes, as applicable. If there is no United States Treasury security maturing on the maturity date of the 2028 Notes but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the 2028 Notes, one with a maturity date preceding the maturity date of the 2028 Notes and one with a maturity date following the maturity date of the 2028 Notes, the Issuer shall select the United States Treasury security with a maturity date preceding the maturity date of the 2028 Notes. If there are two or more United States Treasury securities maturing on the maturity date of the 2028 Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2028 Notes are not mandatorily redeemable. The 2028 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2028 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2028 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2028 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2028 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2028 Notes shall be issued only as Registered Securities. The 2028 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2028 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2028 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2028 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2028 Notes. The transferor of any 2028 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2028 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2028 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2028 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2028 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2028 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2028 Notes, create and issue additional notes with the same terms as the 2028 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2028 Notes; provided, that if such additional notes are not fungible with the 2028 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2028 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2028 Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the form of the 2028 Notes, the form of the 2028 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1

[FORM OF 2028 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AP9
ISIN NO. US67066GAP90

NVIDIA CORPORATION

4.250% Notes due 2028

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of      Dollars ($    ) on June 15, 2028 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 4.250% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.250% Notes due 2028 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to June 15, 2028, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less

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than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date of the Notes, as applicable. If there is no United States Treasury security maturing on the maturity date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the maturity date of the Notes and one with a maturity date following the maturity date of the Notes, the Issuer shall select the United States Treasury security with a maturity date preceding the maturity date of the Notes. If there are two or more United States Treasury securities maturing on the maturity date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

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No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED GLOBAL SECURITIES TO REFLECT CHANGES IN
PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.350% Notes due 2029” (the “2029 Notes”).

2.

Initial Aggregate Principal Amount. The 2029 Notes shall be limited in initial aggregate principal amount to $3,500,000,000 (except for 2029 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2029 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2029 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2029 Notes is payable is June 15, 2029.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2029 Note shall bear interest from June 18, 2026 at 4.350% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2029 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2029 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2029 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2029 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2029 Notes shall be payable, and the transfer of the 2029 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2029 Notes register; provided, however, that while any 2029 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2029 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to May 15, 2029, the 2029 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2029 Notes matured on May 15, 2029 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2029 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after May 15, 2029, the Issuer may redeem the 2029 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2029 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2029 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2029 Notes held in book-entry form, be transmitted electronically) to Holders of the 2029 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2029 Notes or a satisfaction and discharge of the 2029 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2029 Notes or portions thereof called for redemption. If less than all of the 2029 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2029 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2029 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York

City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to May 15, 2029 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to May 15, 2029 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, May 15, 2029, as applicable. If there is no United States Treasury security maturing on May 15, 2029 but there are two or more United States Treasury securities with a maturity date equally distant from May 15, 2029, one with a maturity date preceding May 15, 2029 and one with a maturity date following May 15, 2029, the Issuer shall select the United States Treasury security with a maturity date preceding May 15, 2029. If there are two or more United States Treasury securities maturing on May 15, 2029 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2029 Notes are not mandatorily redeemable. The 2029 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2029 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2029 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2029 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2029 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2029 Notes shall be issued only as Registered Securities. The 2029 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2029 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2029 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2029 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2029 Notes. The transferor of any 2029 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2029 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2029 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2029 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2029 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2029 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2029 Notes, create and issue additional notes with the same terms as the 2029 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2029 Notes; provided, that if such additional notes are not fungible with the 2029 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2029 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2029 Notes attached hereto as Annex B-1. In case of any conflict between this Annex B and the form of the 2029 Notes, the form of the 2029 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex B shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX B-1

[FORM OF 2029 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AQ7
ISIN NO. US67066GAQ73

NVIDIA CORPORATION

4.350% Notes due 2029

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of      Dollars ($     ) on June 15, 2029 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 4.350% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL
ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.350% Notes due 2029 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to May 15, 2029, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on May 15, 2029 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after May 15, 2029, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

B-1-4

$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to May 15, 2029 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to May 15, 2029 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, May 15, 2029, as applicable. If there is no United States Treasury security maturing on May 15, 2029 but there are two or more United States Treasury securities with a maturity date equally distant from May 15, 2029, one with a maturity date preceding May 15, 2029 and one with a maturity date following May 15, 2029, the Issuer shall select the United States Treasury security with a maturity date preceding May 15, 2029. If there are two or more United States Treasury securities maturing on May 15, 2029 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

B-1-5

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

B-1-6

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

B-1-8

ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.500% Notes due 2031” (the “2031 Notes”).

2.

Initial Aggregate Principal Amount. The 2031 Notes shall be limited in initial aggregate principal amount to $4,000,000,000 (except for 2031 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2031 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2031 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2031 Notes is payable is June 15, 2031.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2031 Note shall bear interest from June 18, 2026 at 4.500% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2031 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2031 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2031 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2031 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2031 Notes shall be payable, and the transfer of the 2031 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2031 Notes register; provided, however, that while any 2031 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2031 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to May 15, 2031, the 2031 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2031 Notes matured on May 15, 2031 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2031 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after May 15, 2031, the Issuer may redeem the 2031 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2031 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2031 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2031 Notes held in book-entry form, be transmitted electronically) to Holders of the 2031 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2031 Notes or a satisfaction and discharge of the 2031 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2031 Notes or portions thereof called for redemption. If less than all of the 2031 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2031 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2031 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to May 15, 2031 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to May 15, 2031 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, May 15, 2031, as applicable. If there is no United States Treasury security maturing on May 15, 2031 but there are two or more United States Treasury securities with a maturity date equally distant from May 15, 2031, one with a maturity date preceding May 15, 2031 and one with a maturity date following May 15, 2031, the Issuer shall select the United States Treasury security with a maturity date preceding May 15, 2031. If there are two or more United States Treasury securities maturing on May 15, 2031 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2031 Notes are not mandatorily redeemable. The 2031 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2031 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2031 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2031 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2031 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2031 Notes shall be issued only as Registered Securities. The 2031 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2031 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2031 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2031 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2031 Notes. The transferor of any 2031 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2031 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2031 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2031 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2031 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2031 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2031 Notes, create and issue additional notes with the same terms as the 2031 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2031 Notes; provided, that if such additional notes are not fungible with the 2031 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2031 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2031 Notes attached hereto as Annex C-1. In case of any conflict between this Annex C and the form of the 2031 Notes, the form of the 2031 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex C shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX C-1

[FORM OF 2031 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AR5
ISIN NO. US67066GAR56

NVIDIA CORPORATION

4.500% Notes due 2031

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of       Dollars ($      ) on June 15, 2031 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 4.500% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

C-1-1

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

C-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL
ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

C-1-3

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.500% Notes due 2031 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to May 15, 2031, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on May 15, 2031 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after May 15, 2031, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

C-1-4

$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to May 15, 2031 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to May 15, 2031 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, May 15, 2031, as applicable. If there is no United States Treasury security maturing on May 15, 2031 but there are two or more United States Treasury securities with a maturity date equally distant from May 15, 2031, one with a maturity date preceding May 15, 2031 and one with a maturity date following May 15, 2031, the Issuer shall select the United States Treasury security with a maturity date preceding May 15, 2031. If there are two or more United States Treasury securities maturing on May 15, 2031 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

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Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX D

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.750% Notes due 2033” (the “2033 Notes”).

2.

Initial Aggregate Principal Amount. The 2033 Notes shall be limited in initial aggregate principal amount to $3,500,000,000 (except for 2033 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2033 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2033 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2033 Notes is payable is June 15, 2033.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2033 Note shall bear interest from June 18, 2026 at 4.750% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2033 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2033 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2033 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2033 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2033 Notes shall be payable, and the transfer of the 2033 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2033 Notes register; provided, however, that while any 2033 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2033 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to April 15, 2033, the 2033 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2033 Notes matured on April 15, 2033 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2033 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after April 15, 2033, the Issuer may redeem the 2033 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2033 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2033 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2033 Notes held in book-entry form, be transmitted electronically) to Holders of the 2033 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2033 Notes or a satisfaction and discharge of the 2033 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2033 Notes or portions thereof called for redemption. If less than all of the 2033 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2033 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2033 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to April 15, 2033 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to April 15, 2033 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, April 15, 2033, as applicable. If there is no United States Treasury security maturing on April 15, 2033 but there are two or more United States Treasury securities with a maturity date equally distant from April 15, 2033, one with a maturity date preceding April 15, 2033 and one with a maturity date following April 15, 2033, the Issuer shall select the United States Treasury security with a maturity date preceding April 15, 2033. If there are two or more United States Treasury securities maturing on April 15, 2033 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2033 Notes are not mandatorily redeemable. The 2033 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2033 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2033 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2033 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2033 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2033 Notes shall be issued only as Registered Securities. The 2033 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2033 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2033 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2033 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2033 Notes. The transferor of any 2033 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2033 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2033 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2033 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2033 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2033 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2033 Notes, create and issue additional notes with the same terms as the 2033 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2033 Notes; provided, that if such additional notes are not fungible with the 2033 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2033 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2033 Notes attached hereto as Annex D-1. In case of any conflict between this Annex D and the form of the 2033 Notes, the form of the 2033 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex D shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX D-1

[FORM OF 2033 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AS3
ISIN NO. US67066GAS30

NVIDIA CORPORATION

4.750% Notes due 2033

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of     Dollars ($    ) on June 15, 2033 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 4.750% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL
ASSOCIATION,
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.750% Notes due 2033 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to April 15, 2033, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on April 15, 2033 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after April 15, 2033, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

D-1-4

$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to April 15, 2033 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to April 15, 2033 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, April 15, 2033, as applicable. If there is no United States Treasury security maturing on April 15, 2033 but there are two or more United States Treasury securities with a maturity date equally distant from April 15, 2033, one with a maturity date preceding April 15, 2033 and one with a maturity date following April 15, 2033, the Issuer shall select the United States Treasury security with a maturity date preceding April 15, 2033. If there are two or more United States Treasury securities maturing on April 15, 2033 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX E

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.950% Notes due 2036” (the “2036 Notes”).

2.

Initial Aggregate Principal Amount. The 2036 Notes shall be limited in initial aggregate principal amount to $4,000,000,000 (except for 2036 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2036 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2036 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2036 Notes is payable is June 15, 2036.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2036 Note shall bear interest from June 18, 2026 at 4.950% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2036 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2036 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2036 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2036 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2036 Notes shall be payable, and the transfer of the 2036 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2036 Notes register; provided, however, that while any 2036 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2036 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to March 15, 2036, the 2036 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2036 Notes matured on March 15, 2036 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2036 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after March 15, 2036, the Issuer may redeem the 2036 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2036 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2036 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2036 Notes held in book-entry form, be transmitted electronically) to Holders of the 2036 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2036 Notes or a satisfaction and discharge of the 2036 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2036 Notes or portions thereof called for redemption. If less than all of the 2036 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2036 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2036 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to March 15, 2036 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to March 15, 2036 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, March 15, 2036, as applicable. If there is no United States Treasury security maturing on March 15, 2036 but there are two or more United States Treasury securities with a maturity date equally distant from March 15, 2036, one with a maturity date preceding March 15, 2036 and one with a maturity date following March 15, 2036, the Issuer shall select the United States Treasury security with a maturity date preceding March 15, 2036. If there are two or more United States Treasury securities maturing on March 15, 2036 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2036 Notes are not mandatorily redeemable. The 2036 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2036 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2036 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2036 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2036 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2036 Notes shall be issued only as Registered Securities. The 2036 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2036 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2036 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2036 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2036 Notes. The transferor of any 2036 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2036 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2036 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2036 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2036 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2036 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2036 Notes, create and issue additional notes with the same terms as the 2036 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2036 Notes; provided, that if such additional notes are not fungible with the 2036 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2036 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2036 Notes attached hereto as Annex E-1. In case of any conflict between this Annex E and the form of the 2036 Notes, the form of the 2036 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex E shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX E-1

[FORM OF 2036 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AT1

ISIN NO. US67066GAT13

NVIDIA CORPORATION

4.950% Notes due 2036

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of      Dollars ($    ) on June 15, 2036 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 4.950% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

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Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.950% Notes due 2036 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to March 15, 2036, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on March 15, 2036 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after March 15, 2036, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

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$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to March 15, 2036 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to March 15, 2036 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, March 15, 2036, as applicable. If there is no United States Treasury security maturing on March 15, 2036 but there are two or more United States Treasury securities with a maturity date equally distant from March 15, 2036, one with a maturity date preceding March 15, 2036 and one with a maturity date following March 15, 2036, the Issuer shall select the United States Treasury security with a maturity date preceding March 15, 2036. If there are two or more United States Treasury securities maturing on March 15, 2036 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX F

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “5.550% Notes due 2046” (the “2046 Notes”).

2.

Initial Aggregate Principal Amount. The 2046 Notes shall be limited in initial aggregate principal amount to $3,000,000,000 (except for 2046 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2046 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2046 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2046 Notes is payable is June 15, 2046.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2046 Note shall bear interest from June 18, 2026 at 5.550% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2046 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2046 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2046 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2046 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2046 Notes shall be payable, and the transfer of the 2046 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2046 Notes register; provided, however, that while any 2046 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2046 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to December 15, 2045, the 2046 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2046 Notes matured on December 15, 2045 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2046 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after December 15, 2045, the Issuer may redeem the 2046 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2046 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2046 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2046 Notes held in book-entry form, be transmitted electronically) to Holders of the 2046 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2046 Notes or a satisfaction and discharge of the 2046 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2046 Notes or portions thereof called for redemption. If less than all of the 2046 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2046 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2046 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2045 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to December 15, 2045 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2045, as applicable. If there is no United States Treasury security maturing on December 15, 2045 but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2045, one with a maturity date preceding December 15, 2045 and one with a maturity date following December 15, 2045, the Issuer shall select the United States Treasury security with a maturity date preceding December 15, 2045. If there are two or more United States Treasury securities maturing on December 15, 2045 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2046 Notes are not mandatorily redeemable. The 2046 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2046 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2046 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2046 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2046 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2046 Notes shall be issued only as Registered Securities. The 2046 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2046 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2046 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2046 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2046 Notes. The transferor of any 2046 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2046 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2046 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2046 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2046 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2046 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2046 Notes, create and issue additional notes with the same terms as the 2046 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2046 Notes; provided, that if such additional notes are not fungible with the 2046 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2046 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2046 Notes attached hereto as Annex F-1. In case of any conflict between this Annex F and the form of the 2046 Notes, the form of the 2046 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex F shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX F-1

[FORM OF 2046 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AU8

ISIN NO. US67066GAU85

NVIDIA CORPORATION

5.550% Notes due 2046

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of      Dollars ($    ) on June 15, 2046 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 5.550% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

F-1-1

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION
By:
Name: Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., AS SUCCESSOR TO WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 5.550% Notes due 2046 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to December 15, 2045, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on December 15, 2045 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after December 15, 2045, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

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$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2045 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to December 15, 2045 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2045, as applicable. If there is no United States Treasury security maturing on December 15, 2045 but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2045, one with a maturity date preceding December 15, 2045 and one with a maturity date following December 15, 2045, the Issuer shall select the United States Treasury security with a maturity date preceding December 15, 2045. If there are two or more United States Treasury securities maturing on December 15, 2045 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and

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any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX G

Pursuant to Section 2.3 of the Indenture, dated as of September 16, 2016 (the “Indenture”), between NVIDIA Corporation, a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “5.625% Notes due 2056” (the “2056 Notes”).

2.

Initial Aggregate Principal Amount. The 2056 Notes shall be limited in initial aggregate principal amount to $3,500,000,000 (except for 2056 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2056 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2056 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2056 Notes is payable is June 15, 2056.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2056 Note shall bear interest from June 18, 2026 at 5.625% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2026, to the persons in whose names the 2056 Notes are registered at the close of business on the immediately preceding June 1 and December 1, respectively (whether or not such record date is a Business Day). Interest on the 2056 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2026. Interest on the 2056 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2056 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2056 Notes shall be payable, and the transfer of the 2056 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in St. Paul, Minnesota, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the person entitled thereto as it appears on the 2056 Notes register; provided, however, that while any 2056 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2056 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. Prior to December 15, 2055, the 2056 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2056 Notes matured on December 15, 2055 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any 2056 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after December 15, 2055, the Issuer may redeem the 2056 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2056 Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2056 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of 2056 Notes held in book-entry form, be transmitted electronically) to Holders of the 2056 Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2056 Notes or a satisfaction and discharge of the 2056 Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2056 Notes or portions thereof called for redemption. If less than all of the 2056 Notes are to be redeemed or purchased, at any time, the Trustee shall select the 2056 Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of $1,000 in excess thereof, unless all of the 2056 Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2055 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to December 15, 2055 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2055, as applicable. If there is no United States Treasury security maturing on December 15, 2055 but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2055, one with a maturity date preceding December 15, 2055 and one with a maturity date following December 15, 2055, the Issuer shall select the United States Treasury security with a maturity date preceding December 15, 2055. If there are two or more United States Treasury securities maturing on December 15, 2055 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

8.	Mandatory Redemption. The 2056 Notes are not mandatorily redeemable. The 2056 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

9.	Denominations. The 2056 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

10.	Payment Currency. Principal and interest on the 2056 Notes shall be payable in Dollars.

11.	Payment Currency – Election. The principal of and interest on the 2056 Notes shall not be payable in a currency other than Dollars.

12.	Payment Currency – Index. The principal of and interest on the 2056 Notes shall not be determined with reference to an index based on a coin or currency.

13.	Registered Securities. The 2056 Notes shall be issued only as Registered Securities. The 2056 Notes shall be issuable as Registered Global Securities.

14.	Additional Amounts. The Issuer shall not pay additional amounts on the 2056 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2056 Notes in definitive form.

16.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2056 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2056 Notes. The transferor of any 2056 Note shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a Global Note for a certificated note, there shall be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

17.

Events of Default; Covenants. Other than as provided for in the Indenture, there shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2056 Notes. There shall be the following modifications to the provisions of the Indenture with respect to the 2056 Notes:

(a)	Section 9.3 of the Indenture shall be amended and restated with respect to the 2056 Notes as follows:

“SECTION 9.3 OFFICER’S CERTIFICATE AND OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, lease or transfer, and any such assumption, complies with the provisions of this Article IX.”

(b)	Section 5.6 of the Indenture shall be amended and restated with respect to the 2056 Notes as follows:

“SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) an Event of Default has occurred and is continuing and such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including attorneys’ fees and expenses), losses, fees and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

18.	Conversion and Exchange. The 2056 Notes shall not be convertible into or exchangeable for any other security.

19.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2056 Notes, create and issue additional notes with the same terms as the 2056 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2056 Notes; provided, that if such additional notes are not fungible with the 2056 Notes for U.S. federal income tax purposes, such additional notes will have a separate CUSIP number.

20.

Other Terms. The 2056 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2056 Notes attached hereto as Annex G-1. In case of any conflict between this Annex G and the form of the 2056 Notes, the form of the 2056 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex G shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX G-1

[FORM OF 2056 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. [ ]	CUSIP NO. 67066G AV6
ISIN NO. US67066GAV68

NVIDIA CORPORATION

5.625% Notes due 2056

NVIDIA Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of       Dollars ($     ) on June 15, 2056 and to pay interest on said principal sum from June 18, 2026, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 (each such date, an “Interest Payment Date”) of each year commencing on December 15, 2026, at the rate of 5.625% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding June 1 and December 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check sent to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

G-1-1

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

NVIDIA CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY,
N.A., AS SUCCESSOR TO WELLS
FARGO BANK, NATIONAL
ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

G-1-3

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 5.625% Notes due 2056 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of September 16, 2016 (the “Indenture”), duly executed and delivered between the Issuer and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to December 15, 2055, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed or (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on December 15, 2055 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided, that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Calculation of the redemption price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer designates; provided, that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee. In addition, on or after December 15, 2055, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notwithstanding Section 12.2 of the Indenture, notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed (such date of notification, the “Redemption Notice Date”) at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed or purchased, at any time, the Trustee shall select the Notes or portions thereof to be redeemed or purchased, in the case of global notes, by lot or in accordance with the applicable procedures of the Depositary or, in the case of certificated notes, on a pro rata basis, by lot or such other selection as the Trustee deems fair and appropriate. No notes of less than $2,000 may be redeemed or repurchased in part. Notes in denominations larger than $2,000 may be redeemed or purchased in part, but only in integral multiples of

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$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed or purchased. Notwithstanding the second sentence of the fourth paragraph of Section 12.2 of the Indenture, the Issuer will deliver to the Trustee at least five Business Days prior to the Redemption Notice Date, or such shorter period as shall be acceptable to the Trustee, an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2055 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to December 15, 2055 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2055, as applicable. If there is no United States Treasury security maturing on December 15, 2055 but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2055, one with a maturity date preceding December 15, 2055 and one with a maturity date following December 15, 2055, the Issuer shall select the United States Treasury security with a maturity date preceding December 15, 2055. If there are two or more United States Treasury securities maturing on December 15, 2055 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

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If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under the Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, the Indenture or modify in any manner the rights of the Holders of the Securities or Coupons so affected; provided, that the Issuer and the Trustee, may not, without the consent of the Holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the Holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provision of Section 8.2(C) of the Indenture, except to provide that certain provisions of the Indenture cannot be modified or waived, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in St. Paul, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

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Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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